Exhibit 32(a)

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of The Southern Company for the quarter ended June 30, 2003, we, the undersigned, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

     (1) such Quarterly Report on Form 10-Q of The Southern Company for the quarter ended June 30, 2003, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q of The Southern Company for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of The Southern Company.

                                               /s/H. Allen Franklin
                                                Allen Franklin
                                     Chairman and Chief Executive Officer

                                             /s/Thomas A. Fanning
                                               Thomas A. Fanning
                                           Executive Vice President,
                                     Chief Financial Officer and Treasurer

Date:  August 13, 2003